UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

 SCYNEXIS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501-C Tricenter Boulevard
Durham, North Carolina 27713
(Address of principal executive offices, including zip code)

(919) 544-8600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures.

SCYNEXIS, Inc. (the “Company”) will present during the Jefferies 2015 Antibiotic Summit hosted at the Jefferies Offices in New York City on Wednesday, March 18, 2015. The Company intends to present and discuss the slide presentation attached as Exhibit 99.1 (the "Corporate Presentation") to this current report on Form 8-K (the "Current Report"). Specifically, slide 15 of the Corporate Presentation provides information pertaining to enrollment in the Company’s Phase 2 study of oral SCY-078.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 7.01 in this report (including the Corporate Presentation) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Corporate Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed a determination or an admission as to the materiality of any information in the Corporate Presentation that is required to be disclosed by Regulation FD.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Dated: March 18, 2015	By:	/s/ Charles F. Osborne, Jr.
Charles F. Osborne, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation